UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22216

GAMCO Natural Resources, Gold & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Natural Resources, Gold & Income Trust

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Caesar M. P. Bryan   Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) total return of the GAMCO Natural Resources, Gold & Income Trust (the Fund) was (11.7)%, compared with total returns of (4.8)% and (16.3)% for the Chicago Board Options Exchange (CBOE) Standard & Poor’s (S&P) 500 Buy/Write Index and the Philadelphia Gold & Silver (XAU) Index, respectively. The total return for the Fund’s publicly traded shares was (18.6)%. The Fund’s NAV per share was $5.72, while the price of the publicly traded shares closed at $4.95 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)				Since Inception (01/27/11)
	1 Year	3 Year	5 Year
GAMCO Natural Resources, Gold & Income Trust
NAV Total Return (b)	(11.75)%	5.69%	(2.89)%	(4.79)%
Investment Total Return (c)	(18.56)	5.49	(3.41)	(6.64)
CBOE S&P 500 Buy/Write Index	(4.77)	4.84	5.08	6.00
XAU Index	(16.34)	16.69	(2.63)	(11.25)(d)
Dow Jones U.S. Basic Materials Index	(16.17)	8.04	2.69	3.35(d)
S&P Global Agribusiness Equity Index	(13.64)	4.73	1.77	2.71(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From January 31, 2011, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before options written as of December 31, 2018:

GAMCO Natural Resources, Gold & Income Trust

Long Positions

Metals and Mining	36.9%
U.S. Government Obligations	23.3%
Energy and Energy Services	19.1%
Agriculture	6.1%
Machinery	5.9%
Health Care	5.0%
Specialty Chemicals	2.6%
Food and Beverage	1.1%

100.0%

Short Positions

Call Options Written	(4.1)%
Put Options Written	(0.5)%

(4.6)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 76.3%
	Agriculture — 6.1%
76,000	Archer-Daniels-Midland Co.(a)	$3,790,280	$3,113,720
30,500	Bunge Ltd.(a)	2,448,709	1,629,920
108,990	Nutrien Ltd.(a)	6,883,932	5,122,530

		13,122,921	9,866,170

	Energy and Energy Services — 19.1%
15,000	Anadarko Petroleum Corp.(a)	1,237,815	657,600
11,400	Apache Corp.(a)	934,938	299,250
13,500	Baker Hughes, a GE Company(a)	772,010	290,250
44,700	BP plc, ADR(a)	2,039,902	1,695,024
18,800	Cabot Oil & Gas Corp.(a)	498,323	420,180
26,000	Chevron Corp.(a)	3,376,885	2,828,540
3,100	Cimarex Energy Co.	415,211	191,115
5,800	Concho Resources Inc.†(a)	889,648	596,182
15,700	ConocoPhillips	1,134,029	978,895
12,500	Devon Energy Corp.(a)	710,298	281,750
61,500	Eni SpA	1,212,229	968,735
15,200	EOG Resources Inc.(a)	1,883,854	1,325,592
54,000	Exxon Mobil Corp.(a)	4,945,322	3,682,260
26,000	Halliburton Co.(a)	1,433,215	691,080
4,000	Helmerich & Payne Inc.	315,370	191,760
4,200	Hess Corp.	268,247	170,100
7,000	HollyFrontier Corp.	500,570	357,840
64,482	Kinder Morgan Inc.(a)	1,473,985	991,733
25,000	Marathon Oil Corp.	535,605	358,500
27,595	Marathon Petroleum Corp.(a)	2,227,065	1,628,381
7,000	Newfield Exploration Co.†	286,435	102,620
18,500	Noble Energy Inc.(a)	726,242	347,060
10,500	Occidental Petroleum Corp.(a)	883,960	644,490
8,000	ONEOK Inc.	546,713	431,600
12,000	Phillips 66(a)	1,379,332	1,033,800
5,100	Pioneer Natural Resources Co.(a)	1,017,297	670,752
114,000	Royal Dutch Shell plc, Cl. A	4,023,108	3,352,898
27,270	Schlumberger Ltd.(a)	2,272,765	983,902
21,800	Suncor Energy Inc.(a)	889,823	609,746
15,000	Sunoco LP	354,996	407,850
17,000	TechnipFMC plc	566,433	332,860
26,100	The Williams Companies Inc.(a)	1,420,730	575,505
36,000	TOTAL SA, ADR(a)	2,320,815	1,878,480
12,400	Valero Energy Corp.(a)	1,422,804	929,628

		44,925,741	30,905,958

	Food and Beverage — 1.1%
15,000	Pilgrim’s Pride Corp.†	493,612	232,650
30,000	Tyson Foods Inc., Cl. A(a)	2,398,275	1,602,000

		2,891,887	1,834,650

	Health Care — 5.0%
13,400	IDEXX Laboratories Inc.†(a)	3,155,558	2,492,668
66,000	Zoetis Inc.(a)	6,017,779	5,645,640

		9,173,337	8,138,308

Shares		Cost	Market Value
	Machinery — 5.9%
13,500	AGCO Corp.	$962,307	$751,545
160,000	CNH Industrial NV(a)	2,106,275	1,473,600
34,800	Deere & Co.(a)	5,635,902	5,191,116
142,000	Kubota Corp.	2,746,894	2,023,019

		11,451,378	9,439,280

	Metals and Mining — 36.5%
102,700	Agnico Eagle Mines Ltd.(a)	4,466,081	4,149,080
295,000	Alacer Gold Corp.†	622,383	544,536
623,416	Alamos Gold Inc., Cl. A(a)	4,800,181	2,244,298
82,000	AngloGold Ashanti Ltd., ADR	1,024,328	1,029,100
50,000	Antofagasta plc	1,098,233	499,133
100,000	Asanko Gold Inc.†	347,416	63,727
667,000	B2Gold Corp.†	2,009,920	1,947,640
57,500	Barrick Gold Corp.(a)	1,138,292	778,550
475,000	Belo Sun Mining Corp.†	360,402	132,215
600,000	Centamin plc	1,207,385	832,059
25,000	Centerra Gold Inc.†	152,283	107,310
355,000	Continental Gold Inc.†	1,093,147	585,079
250,000	Detour Gold Corp.†	4,322,852	2,111,412
68,162	Eldorado Gold Corp.†(a)	1,565,844	196,306
48,500	Endeavour Mining Corp.†	891,838	793,649
150,000	Fortuna Silver Mines Inc.†	744,375	546,000
63,600	Franco-Nevada Corp.(a)	5,106,258	4,462,812
292,548	Fresnillo plc	5,362,517	3,206,782
69,000	Gold Fields Ltd., ADR	340,713	242,880
228,400	Goldcorp Inc.(a)	3,592,816	2,238,320
502,000	Harmony Gold Mining Co. Ltd., ADR†	836,443	898,580
608,500	Hochschild Mining plc	2,019,178	1,210,314
58,500	Kirkland Lake Gold Ltd.	1,321,687	1,525,491
10,000	Labrador Iron Ore Royalty Corp.	182,294	177,556
30,000	MAG Silver Corp., New York†(b)(c)	314,100	219,000
90,000	MAG Silver Corp., Toronto†	1,292,390	659,244
169,100	Newcrest Mining Ltd.	3,033,181	2,629,505
99,500	Newmont Mining Corp.(a)	3,698,833	3,447,675
97,100	Northern Dynasty Minerals Ltd.†	202,772	54,055
714,450	OceanaGold Corp.	2,536,079	2,606,183
149,000	Osisko Gold Royalties Ltd.	1,810,785	1,306,424
600,000	Perseus Mining Ltd.†	1,878,228	177,496
29,500	Polyus PJSC, GDR	1,204,438	1,153,450
60,500	Randgold Resources Ltd., ADR(a)	5,703,900	5,014,845
51,000	Rio Tinto plc, ADR(a)	3,038,267	2,472,480
53,200	Royal Gold Inc.(a)	4,817,999	4,556,580
70,000	SEMAFO Inc.†	260,742	151,260
169,600	Tahoe Resources Inc.†(a)	2,364,757	619,040
97,000	Torex Gold Resources Inc.†	1,929,494	922,964

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
121,500	Wheaton Precious Metals Corp.(a)	$2,567,759	$2,372,895

		81,260,590	58,885,925

	Specialty Chemicals — 2.6%
25,000	CF Industries Holdings Inc.(a)	1,350,836	1,087,750
20,000	FMC Corp.(a)	1,868,988	1,479,200
57,000	The Mosaic Co.(a)	2,866,647	1,664,970

		6,086,471	4,231,920

	TOTAL COMMON STOCKS	168,902,558	123,302,211

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Metals and Mining — 0.2%
$350,000	Osisko Gold Royalties Ltd., 4.000%, 12/31/22	273,022	254,640

	CORPORATE BONDS — 0.2%
	Metals and Mining — 0.2%
400,000	Eldorado Gold Corp., 6.125%, 12/15/20(c)	392,895	365,000

	U.S. GOVERNMENT OBLIGATIONS — 23.3%
37,863,000	U.S. Treasury Bills, 2.151% to 2.455%††, 01/08/19 to 04/25/19(d)	37,690,859	37,691,805

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN — 100.0%		$207,259,334	161,613,656

Market Value
OPTIONS WRITTEN — (4.6)%
(Premiums received $7,524,219)	$(7,484,220)

Other Assets and Liabilities (Net)	(5,078,624)

PREFERRED STOCK
(1,183,400 preferred shares outstanding)	(29,585,000)

NET ASSETS — COMMON STOCK
(20,897,510 common shares outstanding)	$119,465,812

NET ASSET VALUE PER COMMON SHARE
($119,465,812 ÷ 20,897,510 shares outstanding)	$5.72

(a)	Securities, or a portion thereof, with a value of $63,793,658 were deposited with the broker as collateral for options written.
(b)

At December 31, 2018, the Fund held an investment in a restricted and illiquid security amounting to $219,000 or 0.14% of total investments before options written, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/18 Carrying Value Per Share
30,000	MAG Silver Corp., New York	11/17/17	$314,100	$7.3000
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of Rule 144A securities amounted to $584,000 or 0.36% of total investments before options written.

(d)	At December 31, 2018, $6,500,000 of the principal amount was pledged as collateral for options written.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Geographic Diversification	% of Total Investments*	Market Value
Long Positions
North America	78.7%	$127,122,583
Europe	11.9	19,174,431
Latin America	3.5	5,709,879
Asia/Pacific	3.3	5,413,184
South Africa	1.3	2,170,560
Japan	1.3	2,023,019

Total Investments — Long Positions	100.0%	$161,613,656

Short Positions
North America	(4.5)%	$(7,260,356)
Asia/Pacific	(0.1)	(122,688)
Europe	(0.0)**	(70,216)
Japan	(0.0)**	(30,960)

Total Investments — Short Positions	(4.6)%	$(7,484,220)

*	Total investments exclude options written.
**	Amount represents greater than (0.05)%.

As of December 31, 2018, options written outstanding were as follows:

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
OTC Call Options Written — (2.2)%
Agnico Eagle Mines Ltd.	Pershing LLC	420	USD	1,696,800	USD	34.00	01/18/19	$267,773
Agnico Eagle Mines Ltd.	Pershing LLC	420	USD	1,696,800	USD	39.00	05/17/19	194,006
Agnico Eagle Mines Ltd.	Pershing LLC	187	USD	755,480	USD	41.00	05/17/19	68,381
Anadarko Petroleum Corp.	Pershing LLC	50	USD	219,200	USD	62.50	01/18/19	20
Anadarko Petroleum Corp.	Pershing LLC	50	USD	219,200	USD	60.00	02/15/19	408
Anadarko Petroleum Corp.	Pershing LLC	70	USD	306,880	USD	47.50	05/17/19	21,802
Anadarko Petroleum Corp.	Pershing LLC	30	USD	131,520	USD	50.00	08/16/19	10,020
Antofagasta plc	Morgan Stanley	25	GBP	195,800	GBp	960.00	01/18/19	138
Antofagasta plc	Morgan Stanley	25	GBP	195,800	GBp	800.00	03/15/19	17,207
Apache Corp.	Pershing LLC	57	USD	149,625	USD	40.00	04/19/19	703
Archer-Daniels-Midland Co.	Pershing LLC	280	USD	1,147,160	USD	50.00	01/18/19	312
Archer-Daniels-Midland Co.	Pershing LLC	240	USD	983,280	USD	47.00	02/15/19	2,598

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Archer-Daniels-Midland Co.	Pershing LLC	240	USD	983,280	USD	44.00	03/15/19	$ 15,695
B2Gold Corp.	Pershing LLC	650	USD	189,800	USD	2.80	02/15/19	18,617
B2Gold Corp.	Pershing LLC	2,250	USD	657,000	USD	3.00	07/19/19	102,163
Baker Hughes, a GE Company	Pershing LLC	65	USD	139,750	USD	32.50	01/18/19	3
Baker Hughes, a GE Company	Pershing LLC	70	USD	150,500	USD	25.00	04/19/19	4,418
Baker Hughes, a GE Company	Pershing LLC	65	USD	139,750	USD	25.00	07/19/19	7,150
Barrick Gold Corp.	Pershing LLC	230	USD	311,420	USD	82.50	02/15/19	91,408
Barrick Gold Corp.	Pershing LLC	250	USD	338,500	USD	82.50	03/15/19	119,298
Barrick Gold Corp.	Pershing LLC	125	USD	169,250	USD	87.50	06/21/19	73,381
BP plc, ADR	Pershing LLC	75	USD	284,400	USD	45.00	01/18/19	10
BP plc, ADR	Pershing LLC	75	USD	284,400	USD	46.00	01/18/19	4
BP plc, ADR	Pershing LLC	142	USD	538,464	USD	42.00	04/19/19	7,208
BP plc, ADR	Pershing LLC	155	USD	587,760	USD	40.00	07/19/19	23,077
Bunge Ltd.	Pershing LLC	60	USD	320,640	USD	72.50	01/18/19	263
Bunge Ltd.	Pershing LLC	130	USD	694,720	USD	65.00	02/15/19	4,054
Bunge Ltd.	Pershing LLC	115	USD	614,560	USD	60.00	07/19/19	21,307
Cabot Oil & Gas Corp.	Pershing LLC	90	USD	201,150	USD	24.00	07/19/19	16,797
CF Industries Holdings Inc.	Pershing LLC	130	USD	565,630	USD	52.50	02/15/19	4,767
CF Industries Holdings Inc.	Pershing LLC	120	USD	522,120	USD	46.50	05/17/19	36,787
Chevron Corp.	Pershing LLC	85	USD	924,715	USD	121.00	01/18/19	451
Chevron Corp.	Pershing LLC	90	USD	979,110	USD	120.00	03/15/19	9,639
Chevron Corp.	Pershing LLC	85	USD	924,715	USD	110.00	06/21/19	55,134
CNH Industrial NV	Pershing LLC	500	USD	460,500	USD	11.00	01/18/19	1,947
CNH Industrial NV	Pershing LLC	600	USD	552,600	USD	10.00	03/15/19	23,700
ConocoPhillips	Pershing LLC	100	USD	623,500	USD	67.50	01/18/19	3,311
ConocoPhillips	Pershing LLC	50	USD	311,750	USD	67.50	02/15/19	5,593
ConocoPhillips	Pershing LLC	52	USD	324,220	USD	70.00	02/15/19	3,137
ConocoPhillips	Pershing LLC	55	USD	342,925	USD	62.50	06/21/19	28,707
Deere & Co.	Pershing LLC	120	USD	1,790,040	USD	150.00	01/18/19	49,695
Deere & Co.	Pershing LLC	120	USD	1,790,040	USD	135.00	03/15/19	221,219
Deere & Co.	Pershing LLC	120	USD	1,790,040	USD	150.00	06/21/19	157,419
Eni SpA	Morgan Stanley	40	EUR	274,960	EUR	16.00	01/18/19	21
Eni SpA	Morgan Stanley	40	EUR	274,960	EUR	15.50	03/15/19	1,824
Eni SpA	Morgan Stanley	43	EUR	295,582	EUR	14.50	05/17/19	11,492
EOG Resources Inc.	Pershing LLC	50	USD	436,050	USD	108.00	03/15/19	3,680
Exxon Mobil Corp.	Pershing LLC	190	USD	1,295,610	USD	82.50	01/18/19	13
Exxon Mobil Corp.	Pershing LLC	100	USD	681,900	USD	87.50	01/18/19	1

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Exxon Mobil Corp.	Pershing LLC	70	USD	477,330	USD	79.00	02/15/19	$ 798
Exxon Mobil Corp.	Pershing LLC	100	USD	681,900	USD	75.00	04/19/19	11,089
Exxon Mobil Corp.	Pershing LLC	90	USD	613,710	USD	80.00	04/19/19	3,359
Exxon Mobil Corp.	Pershing LLC	90	USD	613,710	USD	72.50	07/19/19	23,642
FMC Corp.	Pershing LLC	100	USD	739,600	USD	80.00	04/19/19	27,247
Fortuna Silver Mines Inc.	Pershing LLC	750	USD	273,000	USD	3.50	03/15/19	26,684
Franco-Nevada Corp.	Pershing LLC	150	USD	1,052,550	USD	65.00	01/18/19	83,221
Franco-Nevada Corp.	Pershing LLC	66	USD	463,122	USD	70.00	01/18/19	12,304
Franco-Nevada Corp.	Pershing LLC	230	USD	1,613,910	USD	71.00	04/19/19	93,070
Franco-Nevada Corp.	Pershing LLC	190	USD	1,333,230	USD	70.00	07/19/19	115,869
Goldcorp Inc.	Pershing LLC	495	USD	485,100	USD	9.50	02/15/19	36,339
Halliburton Co.	Pershing LLC	85	USD	225,930	USD	37.50	04/19/19	912
Halliburton Co.	Pershing LLC	90	USD	239,220	USD	32.50	05/17/19	5,846
Halliburton Co.	Pershing LLC	85	USD	225,930	USD	30.00	07/19/19	13,175
Helmerich & Payne Inc.	Pershing LLC	20	USD	95,880	USD	67.50	03/22/19	86
Helmerich & Payne Inc.	Pershing LLC	20	USD	95,880	USD	52.50	05/17/19	4,379
Hess Corp.	Pershing LLC	20	USD	81,000	USD	65.00	02/15/19	6
HollyFrontier Corp.	Pershing LLC	35	USD	178,920	USD	65.00	03/22/19	1,019
HollyFrontier Corp.	Pershing LLC	35	USD	178,920	USD	62.50	05/17/19	4,368
Kinder Morgan Inc.	Pershing LLC	180	USD	276,840	USD	18.00	01/18/19	227
Kinder Morgan Inc.	Pershing LLC	285	USD	438,330	USD	18.00	03/15/19	2,391
Kinder Morgan Inc.	Pershing LLC	180	USD	276,840	USD	16.30	06/21/19	12,193
Kubota Corp.	The Goldman Sachs Group, Inc.	700	JPY	109,305,000	JPY	1,860.00	02/15/19	2,332
Kubota Corp.	Morgan Stanley	700	JPY	109,305,000	JPY	1,750.00	05/17/19	28,628
MAG Silver Corp.	Pershing LLC	400	USD	292,000	USD	8.35	01/18/19	3,872
MAG Silver Corp.	Pershing LLC	400	USD	292,000	USD	8.35	02/15/19	8,856
Marathon Oil Corp.	Pershing LLC	125	USD	179,250	USD	18.00	07/19/19	9,468
Marathon Petroleum Corp.	Pershing LLC	95	USD	560,595	USD	80.00	01/18/19	7
Marathon Petroleum Corp.	Pershing LLC	116	USD	684,516	USD	72.50	04/19/19	9,238
Marathon Petroleum Corp.	Pershing LLC	95	USD	560,595	USD	65.00	06/21/19	29,260
Newcrest Mining Ltd.	Morgan Stanley	900	AUD	1,986,940	AUD	21.25	01/18/19	51,249
Newcrest Mining Ltd.	The Goldman Sachs Group, Inc.	129	AUD	284,795	AUD	21.50	02/21/19	8,468
Newcrest Mining Ltd.	The Goldman Sachs Group, Inc.	500	AUD	1,103,856	AUD	21.00	03/28/19	50,906
Newcrest Mining Ltd.	The Goldman Sachs Group, Inc.	150	AUD	331,157	AUD	21.50	03/28/19	12,065
Newmont Mining Corp.	Pershing LLC	180	USD	623,700	USD	34.00	01/18/19	23,395
Newmont Mining Corp.	Pershing LLC	295	USD	1,022,175	USD	34.00	03/15/19	68,064
Newmont Mining Corp.	Pershing LLC	250	USD	866,250	USD	35.00	06/21/19	71,370
Newmont Mining Corp.	Pershing LLC	150	USD	519,750	USD	35.00	08/16/19	50,550
Newmont Mining Corp.	Pershing LLC	150	USD	519,750	USD	36.00	08/16/19	43,950
Noble Energy Inc.	Pershing LLC	8	USD	15,008	USD	30.00	01/18/19	0

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Noble Energy Inc.	Pershing LLC	93	USD	174,468	USD	30.00	02/15/19	$ 51
Nutrien Ltd.	Pershing LLC	340	USD	1,598,000	USD	55.00	01/18/19	232
Nutrien Ltd.	Pershing LLC	375	USD	1,762,500	USD	54.00	03/15/19	17,178
Nutrien Ltd.	Pershing LLC	375	USD	1,762,500	USD	47.50	05/17/19	113,745
Occidental Petroleum Corp.	Pershing LLC	35	USD	214,830	USD	78.50	01/18/19	12
Occidental Petroleum Corp.	Pershing LLC	35	USD	214,830	USD	65.00	04/19/19	7,587
Occidental Petroleum Corp.	Pershing LLC	85	USD	521,730	USD	75.00	05/17/19	4,043
ONEOK Inc.	Pershing LLC	40	USD	215,800	USD	62.50	04/19/19	2,537
ONEOK Inc.	Pershing LLC	40	USD	215,800	USD	60.00	07/19/19	6,631
Phillips 66	Pershing LLC	40	USD	344,600	USD	110.00	01/18/19	23
Phillips 66	Pershing LLC	40	USD	344,600	USD	100.00	02/15/19	1,118
Phillips 66	Pershing LLC	40	USD	344,600	USD	90.00	05/17/19	15,725
Rio Tinto plc, ADR	Pershing LLC	170	USD	824,160	USD	52.50	01/18/19	3,190
Rio Tinto plc, ADR	Pershing LLC	170	USD	824,160	USD	50.00	04/19/19	33,600
Rio Tinto plc, ADR	Pershing LLC	170	USD	824,160	USD	50.00	07/19/19	53,064
Royal Dutch Shell plc	Morgan Stanley	38	GBP	876,850	GBp	2,550.00	01/18/19	816
Royal Dutch Shell plc	Morgan Stanley	37	GBP	853,775	GBp	2,450.00	03/15/19	16,535
Royal Dutch Shell plc	Morgan Stanley	39	GBP	899,925	GBp	2,450.00	04/19/19	22,183
Royal Gold Inc.	Pershing LLC	35	USD	299,775	USD	77.50	01/18/19	28,583
Royal Gold Inc.	Pershing LLC	100	USD	856,500	USD	77.50	03/15/19	100,848
Royal Gold Inc.	Pershing LLC	32	USD	274,080	USD	77.50	04/19/19	34,370
Royal Gold Inc.	Pershing LLC	160	USD	1,370,400	USD	80.00	04/19/19	145,261
Schlumberger Ltd.	Pershing LLC	135	USD	487,080	USD	62.00	01/18/19	0
Schlumberger Ltd.	Pershing LLC	128	USD	461,824	USD	57.50	02/15/19	40
Schlumberger Ltd.	Pershing LLC	90	USD	324,720	USD	45.00	03/15/19	1,890
Schlumberger Ltd.	Pershing LLC	10	USD	36,080	USD	47.50	03/15/19	100
Schlumberger Ltd.	Pershing LLC	60	USD	216,480	USD	50.00	05/17/19	1,102
Schlumberger Ltd.	Pershing LLC	90	USD	324,720	USD	45.00	06/21/19	5,850
Suncor Energy Inc.	Pershing LLC	73	USD	204,181	USD	38.00	01/18/19	5
Suncor Energy Inc.	Pershing LLC	70	USD	195,790	USD	36.00	02/15/19	149
Suncor Energy Inc.	Pershing LLC	75	USD	209,775	USD	31.00	03/15/19	3,458
Suncor Energy Inc.	Pershing LLC	73	USD	204,181	USD	30.00	06/21/19	9,563
TechnipFMC plc	Pershing LLC	85	USD	166,430	USD	32.00	01/18/19	0
TechnipFMC plc	Pershing LLC	85	USD	166,430	USD	27.00	04/19/19	1,419
The Williams Companies Inc.	Pershing LLC	80	USD	176,400	USD	28.00	02/15/19	326
The Williams Companies Inc.	Pershing LLC	90	USD	198,450	USD	26.00	03/15/19	1,070
The Williams Companies Inc.	Pershing LLC	91	USD	200,655	USD	24.00	05/17/19	6,840

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
TOTAL SA, ADR	Pershing LLC	115	USD	600,070	USD	57.50	02/15/19	$ 3,526
TOTAL SA, ADR	Pershing LLC	120	USD	626,160	USD	57.50	05/17/19	11,943
TOTAL SA, ADR	Pershing LLC	125	USD	652,250	USD	57.50	08/16/19	17,625
Tyson Foods Inc.	Pershing LLC	150	USD	801,000	USD	63.00	01/18/19	189
Tyson Foods Inc.	Pershing LLC	150	USD	801,000	USD	55.00	04/19/19	38,986
Valero Energy Corp.	Pershing LLC	42	USD	314,874	USD	110.00	01/18/19	2
Valero Energy Corp.	Pershing LLC	40	USD	299,880	USD	95.00	03/15/19	1,122
Valero Energy Corp.	Pershing LLC	42	USD	314,874	USD	85.00	06/21/19	12,390
Valero Energy Corp.	Pershing LLC	42	USD	314,874	USD	87.50	06/21/19	9,888
Wheaton Precious Metals Corp.	Pershing LLC	255	USD	498,015	USD	19.00	01/18/19	24,319
Wheaton Precious Metals Corp.	Pershing LLC	255	USD	498,015	USD	17.00	03/15/19	76,754
Wheaton Precious Metals Corp.	Pershing LLC	435	USD	849,555	USD	20.00	06/21/19	75,712
Wheaton Precious Metals Corp.	Pershing LLC	265	USD	517,545	USD	20.00	08/16/19	53,795

TOTAL OTC CALL OPTIONS WRITTEN								$3,622,055

Description		Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Exchange Traded Call Options Written — (1.9)%
AGCO Corp.		60	USD	334,020	USD	60.00	02/15/19	$ 6,450
AGCO Corp.		75	USD	417,525	USD	60.00	05/17/19	21,000
Alacer Gold Corp.		2,950	CAD	743,400	CAD	2.50	05/17/19	59,424
Alamos Gold Inc.		2,100	USD	756,000	USD	5.00	03/15/19	21,000
AngloGold Ashanti Ltd.		410	USD	514,550	USD	12.00	04/18/19	55,350
AngloGold Ashanti Ltd.		410	USD	514,550	USD	12.00	07/19/19	72,980
Apache Corp.		57	USD	149,625	USD	45.00	01/18/19	57
B2Gold Corp.		2,300	USD	671,600	USD	2.50	04/18/19	115,000
Barrick Gold Corp.		335	USD	453,590	USD	12.00	01/18/19	47,570
Barrick Gold Corp.		240	USD	324,960	USD	13.00	01/18/19	18,720
Cabot Oil & Gas Corp.		90	USD	201,150	USD	24.00	04/18/19	11,700
Cimarex Energy Co.		15	USD	92,475	USD	95.00	01/18/19	112
Cimarex Energy Co.		15	USD	92,475	USD	75.00	06/21/19	4,875
CNH Industrial NV		500	USD	460,500	USD	10.00	06/21/19	23,750
Concho Resources Inc.		15	USD	154,185	USD	145.00	01/18/19	37
Concho Resources Inc.		20	USD	205,580	USD	150.00	03/15/19	650
Concho Resources Inc.		23	USD	236,417	USD	120.00	06/21/19	13,110
Detour Gold Corp.		1,050	CAD	1,210,650	CAD	12.00	01/18/19	26,535
Detour Gold Corp.		725	CAD	835,925	CAD	11.00	04/18/19	76,472
Detour Gold Corp.		725	CAD	835,925	CAD	11.50	05/17/19	70,100
Devon Energy Corp.		75	USD	169,050	USD	40.00	04/18/19	375

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Devon Energy Corp.	50	USD	112,700	USD	32.00	07/19/19	$3,325
Endeavour Mining Corp.	165	CAD	368,610	CAD	22.00	01/18/19	10,273
Endeavour Mining Corp.	160	CAD	357,440	CAD	19.00	04/18/19	45,708
Endeavour Mining Corp.	160	CAD	357,440	CAD	22.00	07/19/19	28,714
EOG Resources Inc.	37	USD	322,677	USD	120.00	01/18/19	111
EOG Resources Inc.	13	USD	113,373	USD	125.00	01/18/19	13
EOG Resources Inc.	52	USD	453,492	USD	100.00	04/18/19	14,820
EOG Resources Inc.	50	USD	436,050	USD	95.00	06/21/19	31,750
FMC Corp.	100	USD	739,600	USD	85.00	01/18/19	500
Fortuna Silver Mines Inc.	750	USD	273,000	USD	5.00	01/18/19	1,875
Gold Fields Ltd., ADR	300	USD	105,600	USD	3.00	01/18/19	15,900
Goldcorp Inc.	65	USD	63,700	USD	10.00	01/18/19	1,625
Goldcorp Inc.	430	USD	421,400	USD	11.00	01/18/19	2,150
Goldcorp Inc.	527	USD	516,460	USD	9.00	04/18/19	68,510
Goldcorp Inc.	800	USD	784,000	USD	10.00	07/19/19	82,400
Harmony Gold Mining Co. Ltd., ADR	1,500	USD	268,500	USD	2.00	08/16/19	30,000
Hess Corp.	11	USD	44,550	USD	57.50	02/15/19	143
Hess Corp.	11	USD	44,550	USD	60.00	02/15/19	66
IDEXX Laboratories Inc.	45	USD	837,090	USD	220.00	01/18/19	900
IDEXX Laboratories Inc.	45	USD	837,090	USD	200.00	04/18/19	47,700
IDEXX Laboratories Inc.	45	USD	837,090	USD	195.00	07/19/19	65,700
Kirkland Lake Gold Ltd.	30	CAD	106,800	CAD	26.00	01/18/19	20,931
Kirkland Lake Gold Ltd.	275	CAD	979,000	CAD	26.00	04/18/19	201,939
Kirkland Lake Gold Ltd.	280	CAD	996,800	CAD	36.00	07/19/19	75,886
MAG Silver Corp.	400	USD	0	USD	7.50	05/17/19	27,000
Marathon Oil Corp.	125	USD	179,250	USD	21.00	04/18/19	1,750
Marathon Petroleum Corp.	65	USD	383,565	USD	70.00	03/15/19	5,200
Newfield Exploration Co.	20	USD	29,320	USD	30.00	01/18/19	50
Newfield Exploration Co.	35	USD	51,310	USD	21.00	03/15/19	1,260
Newfield Exploration Co.	35	USD	51,310	USD	19.00	06/21/19	3,588
Noble Energy Inc.	85	USD	159,460	USD	32.50	01/18/19	212
OceanaGold Corp.	1,345	CAD	669,810	CAD	4.00	01/18/19	95,565
OceanaGold Corp.	1,400	CAD	697,200	CAD	4.00	04/18/19	103,575
OceanaGold Corp.	1,900	CAD	946,200	CAD	5.00	05/17/19	38,969
OceanaGold Corp.	2,500	CAD	1,245,000	CAD	5.00	07/19/19	68,671
Osisko Gold Royalties Ltd.	550	CAD	658,350	CAD	12.00	04/18/19	34,244
Osisko Gold Royalties Ltd.	300	CAD	359,100	CAD	12.00	06/21/19	24,392
Osisko Gold Royalties Ltd.	569	CAD	681,093	CAD	13.00	07/19/19	28,133
Pilgrim’s Pride Corp.	150	USD	232,650	USD	18.00	06/21/19	12,375
Pioneer Natural Resources Co.	18	USD	236,736	USD	175.00	01/18/19	144
Pioneer Natural Resources Co.	16	USD	210,432	USD	170.00	03/15/19	1,520
Pioneer Natural Resources Co.	17	USD	223,584	USD	145.00	06/21/19	16,660
Royal Gold Inc.	35	USD	299,775	USD	80.00	01/18/19	21,105

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Schedule of Investments (Continued) — December 31, 2018

Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Market Value
Royal Gold Inc.	170	USD	1,456,050	USD	82.50	01/18/19	$63,070
SEMAFO Inc.	700	CAD	206,500	CAD	3.50	01/18/19	1,282
Tahoe Resources Inc.	496	USD	181,040	USD	2.50	01/18/19	64,480
Tahoe Resources Inc.	600	USD	219,000	USD	3.00	03/15/19	24,000
The Mosaic Co.	185	USD	540,385	USD	32.00	01/18/19	3,145
The Mosaic Co.	185	USD	540,385	USD	36.00	03/15/19	4,533
The Mosaic Co.	200	USD	584,200	USD	30.00	06/21/19	53,600
Torex Gold Resources Inc.	250	CAD	324,750	CAD	15.00	01/18/19	1,831
Torex Gold Resources Inc.	360	CAD	467,640	CAD	12.00	04/18/19	52,080
VanEck Vectors Gold Miners ETF	600	USD	1,265,400	USD	18.50	01/18/19	156,000
VanEck Vectors Gold Miners ETF	590	USD	1,244,310	USD	19.00	01/18/19	122,720
VanEck Vectors Gold Miners ETF	1,500	USD	3,163,500	USD	21.00	01/18/19	100,500
VanEck Vectors Gold Miners ETF	650	USD	1,370,850	USD	20.00	02/15/19	103,350
VanEck Vectors Gold Miners ETF	550	USD	1,159,950	USD	20.50	02/15/19	69,850
VanEck Vectors Gold Miners ETF	385	USD	811,965	USD	20.00	04/18/19	80,080
Zoetis Inc.	220	USD	1,881,880	USD	92.50	01/18/19	5,500
Zoetis Inc.	220	USD	1,881,880	USD	85.00	04/18/19	121,000
Zoetis Inc.	220	USD	1,881,880	USD	85.00	07/19/19	160,600

TOTAL EXCHANGE TRADED CALL OPTIONS WRITTEN							$3,068,240

Exchange Traded Put Options Written — (0.5)%
Energy Select Sector SPDR ETF	350	USD	2,007,250	USD	68.00	01/18/19	$384,650
Energy Select Sector SPDR ETF	370	USD	2,121,950	USD	60.00	03/29/19	176,675
VanEck Vectors Gold Miners ETF	2,000	USD	4,218,000	USD	18.00	01/18/19	2,000
VanEck Vectors Gold Miners ETF	2,200	USD	4,639,800	USD	18.00	03/15/19	50,600
VanEck Vectors Gold Miners ETF	2,500	USD	5,272,500	USD	19.00	06/21/19	180,000

TOTAL EXCHANGE TRADED PUT OPTIONS WRITTEN							$793,925

TOTAL OPTIONS WRITTEN							$7,484,220

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Assets and Liabilities
December 31, 2018
Assets:
Investments, at value (cost $207,259,334)	$161,613,656
Foreign currency, at value (cost $692,891)	693,190
Cash	8,728
Deposit at brokers	464,790
Receivable for investments sold	4,867,691
Dividends and interest receivable	239,025
Deferred offering expense	154,060
Prepaid expenses	1,274

Total Assets	168,042,414

Liabilities:
Options written, at value (premiums received $7,524,219)	7,484,220
Payable to brokers	2,967,005
Distributions payable	21,367
Payable for investments purchased	7,917,005
Payable for investment advisory fees	127,193
Payable for Preferred shares repurchased	286,089
Payable for payroll expenses	40,016
Payable for accounting fees	7,500
Other accrued expenses	141,207

Total Liabilities	18,991,602

Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series A Cumulative Preferred Shares (5.200%, $25 liquidation value, 1,183,400 shares outstanding)	29,585,000

Net Assets Attributable to Common Shareholders
$119,465,812

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$269,174,753
Total accumulated loss(a)	(149,708,941)

Net Assets	$119,465,812

Net Asset Value per Common Share:

($119,465,812 ÷ 20,897,510 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.72

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/accumulated loss.
See Note 2 for further details.

Statement of Operations
For the Year Ended December 31, 2018
Investment Income:
Dividends (net of foreign withholding taxes of $169,120)	$2,896,607
Interest	663,965

Total Investment Income	3,560,572

Expenses:
Investment advisory fees	1,660,339
Payroll expenses.	127,085
Legal and audit fees	113,971
Shareholder communications expenses	102,639
Trustees’ fees	74,719
Accounting fees	45,000
Custodian fees	26,766
Shareholder services fees	26,445
Dividend expense on securities sold short	17,414
Interest expense	101
Service fees for securities sold short (See Note 2)	999
Miscellaneous expenses	102,751

Total Expenses	2,298,229

Less:
Expenses paid indirectly by broker (See Note 3)	(2,115)

Net Expenses	2,296,114

Net Investment Income	1,264,458

Net Realized and Unrealized Gain/(Loss) on
Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments	(6,221,090)
Net realized loss on securities sold short	(80,485)
Net realized gain on written options	13,125,808
Net realized loss on foreign currency transactions	(546)

Net realized gain on investments, securities sold short, written options, and foreign currency transactions	6,823,687

Net change in unrealized appreciation/depreciation:
on investments	(26,726,547)
on written options	3,487,342
on foreign currency translations	(2,678)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(23,241,883)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	(16,418,196)

Net Decrease in Net Assets Resulting from Operations	(15,153,738)

Total Distributions to Preferred Shareholders	(1,559,700)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(16,713,438)

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Operations:
Net investment income	$1,264,458	$1,102,967
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	6,823,687	9,194,515
Net change in unrealized appreciation/depreciation on investments, securities sold short, written options, and foreign currency translations	(23,241,883)	3,067,106

Net Increase/(Decrease) in Net Assets Resulting from Operations	(15,153,738)	13,364,588

Distributions to Preferred Shareholders:
Accumulated earnings	(1,247,890)	(281,667)*
Return of capital	(311,810)	—

Total Distributions to Preferred Shareholders(a)	(1,559,700)	(281,667)

Net Increase/(Decrease) in Net Asset Attributable to Common Shareholders Resulting from Operations	(16,713,438)	13,082,921

Distributions to Common Shareholders:
Net investment income and net realized gain	—	(1,332,977)**
Return of capital	(12,538,506)	(11,198,650)

Total Distributions to Common Shareholders(a)	(12,538,506)	(12,531,627)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions.	—	233,552
Net increase in net assets from repurchase of preferred shares	49,793	—
Offering costs for preferred shares charged to paid-in capital	—	(1,148,868)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	49,793	(915,316)

Net Decrease in Net Assets Attributable to Common Shareholders	(29,202,151)	(364,022)

Net Assets Attributable to Common Shareholders:
Beginning of year	148,667,963	149,031,985

End of year	$119,465,812	$148,667,963

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended December 31, 2017, the distributions to Preferred shareholders was comprised of net investment income of $281,667.
**	For the year ended December 31, 2017, the distributions to Common shareholders was comprised of net investment income of $1,332,977.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2018		2017		2016		2015		2014
Operating Performance:
Net asset value, beginning of year	$7.11		$7.14		$6.49		$8.75		$10.91

Net investment income	0.06		0.05		0.01		0.02		0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	(0.78)		0.59		1.47		(1.44)		(1.10)

Total from investment operations	(0.72)		0.64		1.48		(1.42)		(1.08)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.06)		(0.01)		—		—		—
Return of capital	(0.01)		—		—		—		—

Total distributions to preferred shareholders	(0.07)		(0.01)		—		—		—

Distributions to Common Shareholders:
Net investment income	—		(0.06)		(0.03)		(0.01)		(0.02)
Return of capital	(0.60)		(0.54)		(0.81)		(0.83)		(1.06)

Total distributions to common shareholders	(0.60)		(0.60)		(0.84)		(0.84)		(1.08)

Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.00	(b)	0.01		0.00	(b)	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	—		—		—		—
Offering costs for preferred shares charged to paid-in capital	—		(0.06)		—		—		—

Total fund share transactions	0.00	(b)	(0.06)		0.01		0.00	(b)	—

Net Asset Value, End of Year	$5.72		$7.11		$7.14		$6.49		$8.75

NAV total return†	(11.75)%		8.29%		23.53%		(17.57)%		(11.25)%

Market value, end of year	$4.95		$6.71		$6.67		$5.73		$8.07

Investment total return††	(18.56)%		9.59%		31.52%		(19.98)%		(10.48)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$149,051		$178,668		—		—		—
Net assets attributable to common shares, end of year (in 000’s)	$119,466		$148,668		$149,032		$135,914		$184,118
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.93%		0.74%		0.20%		0.21%		0.22%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)	1.68	%(e)	1.38	%(e)	1.37	%(e)(f)	1.36	%(e)	1.25%
Portfolio turnover rate	166.9%		237.9%		183.0%		58.0%		101.5%

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Cumulative Preferred Shares:
5.200% Series A Preferred(g)
Liquidation value, end of year (in 000’s)	$29,585	$30,000	—	—	—
Total shares outstanding (in 000’s)	1,183	1,200	—	—	—
Liquidation preference per share	$ 25.00	$ 25.00	—	—	—
Average market value(h)	$ 23.56	$ 24.92	—	—	—
Asset coverage per share	$125.95	$148.89	—	—	—
Asset Coverage	504%	596%	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2018 and 2017, would have been 1.38% and 1.33%, respectively.
(d)

Ratio of operating expenses to average net assets attributable to common shares excluding interest and dividend expense and service fees on securities sold short for the years ended December 31, 2018, 2017, and 2016 was 1.67%, 1.36%, and 1.36%, respectively, and 1.37% and 1.31% including liquidation value of preferred shares for the years ended December 31, 2018 and 2017. For the years ended December 31, 2015 and 2014, the effect on the expense ratios was minimal.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(f)

For the year ended December 31, 2016, the ratio of operating expenses to average net assets excluded dividend expense and service fees on securities sold short. Including dividend expense and service fees on securities sold short, for the year ended December 31, 2016, the ratio of operating expenses to average net assets would have been 1.39%.

(g)	The 5.200% Series A was initially issued October 26, 2017.
(h)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements

1. Organization. The GAMCO Natural Resources, Gold & Income Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 26, 2008 and registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced on January 27, 2011.

The Fund’s primary investment objective is to provide a high level of current income from interest, dividends, and option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing at least 80% of its assets in equity securities of companies principally engaged in the natural resources and gold industries. As part of its investment strategy, the Fund intends to generate current income from short term gains through an option strategy of writing (selling) covered call options of the equity securities in its portfolio. The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets Attributable to Common Shareholders. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets Attributable to Common Shareholders. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets Attributable to Common Shareholders presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Metals and Mining	$ 51,022,575	$ 7,863,350	$ 58,885,925
Other Industries (a)	64,416,286	—	64,416,286
Total Common Stocks	115,438,861	7,863,350	123,302,211
Convertible Corporate Bonds (a)	—	254,640	254,640
Corporate Bonds (a)	—	365,000	365,000
U.S. Government Obligations	—	37,691,805	37,691,805
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$115,438,861	$46,174,795	$161,613,656
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$ (2,210,195)	$(4,480,100)	$ (6,690,295)
Put Options Written	(617,250)	(176,675)	(793,925)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$ (2,827,445)	$(4,656,775)	$ (7,484,220)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2018 and 2017.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2018 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2018 had an average monthly market value of approximately $6,373,852.

At December 31, 2018, the Fund’s derivative liabilities (by type) were as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
OTC Equity Written Options	$3,622,055	—	$3,622,055

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2018:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$3,398,191	$(3,398,191)	—	—
Morgan Stanley	150,093	(150,093)	—	—
The Goldman Sachs Group, Inc.	73,771	(73,771)	—	—

Total	$3,622,055	$(3,622,055)	—	—

As of December 31, 2018, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Options written, at value. For the year ended December 31, 2018, the effect of

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

equity option positions can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options, and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2018, the Fund incurred $999 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2018, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclass of capital gain on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to decrease paid-in capital by $3,393, with an offsetting adjustment to total distributable earnings.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.200% Series A Cumulative Preferred Shares (Series A Preferred) are accrued on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Common	Preferred	Common	Preferred
Distributions paid from:

Ordinary income	—	$1,247,890	$1,332,977	$281,667
Return of capital	$12,538,506	311,810	11,198,650	—

Total distributions paid	$12,538,506	$1,559,700	$12,531,627	$281,667

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(88,364,329)
Net unrealized depreciation on investments, written options, and foreign currency translations	(59,267,921)
Qualified late year loss deferral*	(2,055,324)
Other temporary differences**	(21,367)

Total	$(149,708,941)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2018, the Fund elected to defer $2,055,324 of late year long term capital losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2018, the Fund had net long term capital loss carryforwards for federal income tax purposes of $88,364,329 which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as long term capital losses.

During the year ended December 31, 2018, the Fund utilized $7,043,304 of capital loss carryforwards.

At December 31, 2018, the temporary differences between book basis and tax basis unrealized depreciation were primarily due to deferral of losses from wash sales for federal tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments, written options, and the related net unrealized depreciation at December 31, 2018:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	Premiums	Appreciation	Depreciation	Depreciation
Investments and derivative instruments	$213,395,344	$534,989	$(59,800,897)	$(59,265,908)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,115.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2018, the Fund accrued $127,085 in Payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $238,791,994 and $235,588,087, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2018 and 2017, the Fund did not repurchase any common shares.

Transactions in common shares of beneficial interest for the years ended December 31, 2018 and 2017 were as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	—	—	32,692	$233,552

As of December 31, 2018, after considering the Series A Preferred offering, the Fund has approximately $170 million available for issuance of common or preferred shares under the current shelf registration.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of $0.001 par value Preferred Shares. On October 26, 2017, the Fund issued 1,200,000 shares of 5.200% Series A Cumulative Preferred Shares (Series A Preferred), receiving $28,851,132, after the deduction of offering expenses of $203,868 and underwriting fees of $945,000. The liquidation value of the Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.200%. The Series is non callable before October 26, 2022. The

GAMCO Natural Resources, Gold & Income Trust

Notes to Financial Statements (Continued)

Board has authorized the repurchase of the Series A Preferred in the open market at prices less than $25 liquidation value per share. During the year ended December 31, 2017, the Fund did not repurchase any Series A Preferred. During the year ended December 31, 2018 the Fund repurchased and retired 16,600 of the Series A Preferred in the open market at an investment of $365,207 and an average discount of approximately 12.04% from its liquidation preference. At December 31, 2018, 1,183,400 shares were outstanding and accrued dividends amounted to $21,367.

The Series A Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Natural Resources, Gold & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Natural Resources, Gold & Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Natural Resources, Gold & Income Trust (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Natural Resources, Gold & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:

Anthony S. Colavita Trustee Age: 57	Since 2018***	22	Attorney, Anthony S. Colavita, P.C.	—

James P. Conn Trustee Age: 80	Since 2008*	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 75	Since 2008*	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr.[5] Trustee Age: 79	Since 2008***	14	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

William F. Heitmann Trustee Age: 69	Since 2011***	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider)

Michael J. Melarkey Trustee Age: 69	Since 2008**	25	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[5],[6] Trustee Age: 50	Since 2008*	37	President of Advanced Polymer, Inc. (chemical wholesale company), President of KEN Enterprise, Inc.	—

Anthonie C. van Ekris[5] Trustee Age: 84	Since 2008**	23	Chairman of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza[6] Trustee Age: 73	Since 2008***	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

GAMCO Natural Resources, Gold & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 67	Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2011	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

Molly A.F. Marion Vice President and Ombudsman Age: 64	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President and Ombudsman Age: 65	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

Carter W. Austin Vice President Age: 52	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

4	Trustees who are not interested persons are considered “Independent” Trustees.
5

Mr. Fahrenkopf’s daughter, Lesle. F. Foley, serves as a director of other funds in the Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV,and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

6	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Investment Management and Investment Advisory Agreements (Unaudited)

At its meeting on November 15, 2018, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, and five year periods (as of September 30, 2018) against a peer group of eight other comparable funds prepared by the Adviser (the Adviser Peer Group) and against a larger peer group of 35 closed-end funds constituting the Fund’s Lipper category (Options Arbitrage/Options Strategies and Sector Equity Closed-End Funds) (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance was in the lowest quartile for the one, three and five year periods measured against both the Adviser Peer Group and the Lipper Peer Group. However, the Independent Board Members also noted that the Fund’s option writing strategy had performed well recently and that the Fund had outperformed or had comparable performance to, for the one year period, other natural resources and/or precious metals funds, including funds that also used covered call option strategies. In this regard, the Independent Board Members noted that the Fund’s underperformance relative to available peers in the Adviser Peer Group and the Lipper Peer Group was attributable to its particular sector focus and the challenging market environment for the natural resources and precious metals sectors over the applicable measurement periods. The Independent Board Members also compared the Fund’s performance to relevant benchmarks it considered representative of the Fund’s strategy and noted the Fund’s favorable performance relative to those benchmarks.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund was smaller than average within the peer groups and that its expense ratios were higher than the average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Board recognized

GAMCO Natural Resources, Gold & Income Trust

Board Consideration and Re-Approval of Investment Management and Investment Advisory Agreements (Unaudited) (Continued)

that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and that its recent performance measured against the limited universe of other funds that invest in its sector and utilize a coverall call options writing strategy was acceptable. The Independent Board Members concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all-important or controlling.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2018

Cash Dividends and Distributions
Payable Date	Record Date	Ordinary Investment Income	Return of Capital (a)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Stock
01/24/18	01/17/18	—	$0.05000	$0.05000	$6.92050
02/21/18	02/13/18	—	0.05000	0.05000	6.47260
03/22/18	03/15/18	—	0.05000	0.05000	6.37460
04/23/18	04/16/18	—	0.05000	0.05000	6.49800
05/23/18	05/16/18	—	0.05000	0.05000	6.43370
06/22/18	06/15/18	—	0.05000	0.05000	6.25450
07/24/18	07/17/18	—	0.05000	0.05000	6.22670
08/24/18	08/17/18	—	0.05000	0.05000	6.02590
09/21/18	09/14/18	—	0.05000	0.05000	5.84700
10/24/18	10/17/18	—	0.05000	0.05000	5.48710
11/23/18	11/15/18	—	0.05000	0.05000	5.41670
12/14/18	12/07/18	—	0.05000	0.05000	5.10530

		—	$0.60000	$0.60000
5.2000% Series A Cumulative Preferred Stock
03/26/18	03/19/18	$0.26000	$0.06500	$0.32500
06/26/18	06/19/18	0.26000	0.06500	0.32500
09/26/18	09/19/18	0.26000	0.06500	0.32500
12/26/18	12/18/18	0.26000	0.06500	0.32500

		$1.04000	$0.26000	$1.30000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2018 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2018, the Fund paid to preferred shareholders ordinary income dividend of $1.04 per share. For 2018, 97.54% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 18.26% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2018 derived from U.S. Government securities was 16.49%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 23.32% of total investments.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2018

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (a)	Foreign Tax Credit (c)	Total Distributions (d)	Adjustment to Cost Basis (e)
Common Shares
2018	—	—	—	$0.60000	—	$0.60000	$0.60000
2017	$0.06360	—	—	0.53640	—	0.60000	0.53640
2016	0.02400	—	—	0.81600	—	0.84000	0.81600
2015	0.01200	—	—	0.82800	—	0.84000	0.82800
2014	0.02280	—	—	1.05720	—	1.08000	1.05720
2013	0.07110	—	—	1.42890	$(0.01020)	1.48980	1.42890
2012	0.12030	$1.04790	$0.04380	0.46800	(0.01740)	1.66260	0.46800
2011	0.04770	0.86670	—	0.34560	—	1.26000	0.34560

5.200% Cumulative Preferred Stock
2018	$1.04000	—	—	$0.26000	—	$1.30000	$0.26000
2017	0.21667	—	—	—	—	0.21667	—

(a) Non-taxable.

(b) Taxable as ordinary income for Federal tax purposes.

(c) Per share ordinary investment income and investment income are grossed up for the foreign tax credit.

(d) Total amounts may differ due to rounding.

(e) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabeli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGNTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO NATURAL RESOURCES, GOLD

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Carter W. Austin

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GNT Q4/2018

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that William F. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,636 for 2017 and $38,636 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for

2017 and $0 for 2018. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,370 for 2017 and $55,370 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and related options analysis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,500 for 2017 and $0 for 2018. All other fees represent services provided in review of registration statements and performing strategic analysis work.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., William F. Heitmann, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: November 14, 2018

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: November 14, 2018

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: November 14, 2018

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: November 14, 2018

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1.     Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*         Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*         Proxy cards which may be voted directly.

2.     Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.     Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: November 14, 2018

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.   If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*            Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: November 14, 2018

*            Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)     The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: November 14, 2018

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*            Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*            Qualifications

*            Nominating committee in place

*            Number of outside directors on the board

*            Attendance at meetings

*            Overall performance

Revised: November 14, 2018

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*            Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*            Amount of stock currently authorized but not yet issued or reserved for stock option plans

*            Amount of additional stock to be authorized and its dilutive effect

Revised: November 14, 2018

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

            However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: November 14, 2018

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: November 14, 2018

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*            State of Incorporation

*            Management history of responsiveness to shareholders

*            Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*            Dilution of voting power or earnings per share by more than 10%.

*            Kind of stock to be awarded, to whom, when and how much.

*            Method of payment.

*            Amount of stock already authorized but not yet issued under existing stock plans.

Revised: November 14, 2018

*            The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: November 14, 2018

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages GAMCO Natural Resources, Gold & Income Trust, (the Fund). The individuals listed below are those who are primarily responsible for the day to day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2018. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.0 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	20	$108.9 million	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Vincent Hugonnard-Roche	Registered Investment Companies:	1	$655.6 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$1.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M.P. Bryan, Vincent Hugonnard-Roche each owned $0 and $0- $10,000, respectively, of shares of the Trust as of December 31, 2018.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/2017	Common – N/A	Common – N/A	Common – N/A	Common – 20,897,510
through 07/31/2017	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Month #2 08/01/2017	Common – N/A	Common – N/A	Common – N/A	Common – 20,897,510
through 08/31/2017	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Month #3 09/01/2017	Common – N/A	Common – N/A	Common – N/A	Common – 20,897,510
through 09/30/2017	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Month #4 10/01/2017 through	Common – N/A	Common – N/A	Common – N/A	Common – 20,897,510

10/31/2017	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,200,000

Month #5 11/01/2017	Common – N/A	Common – N/A	Common – N/A	Common – 20,897,510
through 11/30/2017	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,200,000

Month #6 12/01/2017 through 12/31/2017	Common – N/A Preferred Series A – 16,600	Common – N/A Preferred Series A – $21.9777	Common – N/A Preferred Series A – 16,600	Common – 20,897,510 Preferred Series A – 1,200,000 - 16,600 = 1,183,400

Total	Common – N/A Preferred Series A – 16,600	Common – N/A Preferred Series A – $21.9777	Common – N/A Preferred Series A – 16,600	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Natural Resources, Gold & Income Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.